ACQUISITION  AGREEMENT

This ACQUISITION AGREEMENT dated as of December 3, 2002 (this "Agreement") is by and between NetSalon Corporation, a Delaware corporation ("NSLN"), and Global Investments Fund Pty Ltd., an Australian Corporation incorporated in the State of Victoria ("GIF").

RECITALS

A. WHEREAS, SDR Communications Technologies Proprietary Limited ("SDRC") is an Australian corporation ("SDRC"), incorporated in the State of Victoria; and

B. WHEREAS, SDRC is in the business of developing communications equipment for the wireless communications industry in both the commercial and military fields, developed over the last four years in Australia, and has ownership of several patent applications, developed by its engineering division, for a revolutionary new Software Defined Radio multiple protocol wireless base station technology known as SpectruCell; and

C. WHEREAS, SDRC plans (1) to implement field trials with a US based carrier, (2) to undertake an extensive joint venture relationship with one of the largest semi-conductor companies in the USA, (3) to undertake to complete active commercial negotiations with a large US based military contractor, and
(4) to undertake an active involvement in potential relationships with several other International and US based communications companies and military contractors; and

D. WHEREAS, SDRC plans to locate and establish a base of operations in the United States for the continued development, marketing and distribution of the SpectruCell SDR commercial and military products in the USA and Canada, such base of operations will involve the establishment of engineering, research and development, sales, marketing and distribution facilities; and

E. WHEREAS, SDRC plans to establish a joint venture operation in the United States as the worldwide headquarters for the continued military development and global distribution of military applications of the SpectruCell SDR technology; and

F. WHEREAS, GIF is the majority shareholder in SDRC and has committed to provide shares representing approximately 15% of its shareholding to NSLN that will result in NSLN becoming a substantial shareholder in SDRC; and

G. WHEREAS, GIF will procure an agreement between SDRC and NSNL, whereby NSNL will obtain, subject to the terms of that agreement, rights to represent SDRC in the United States, and Canada for certain applications of the SpectruCell SDR technology.

NOW, THEREFORE, The respective Boards of Directors of NSLN and GIF deem it advisable and in the best interests of their corporations and the respective shareholders of their corporations that NSLN acquire securities of SDRC from GIF, in accordance with the terms and conditions of this Reorganization and Stock Purchase Agreement.
1.     Pre-Closing  Actions  of  NSLN.  Immediately  upon  execution  of  this
       ------------------------------
Agreement and prior to any Closing as set forth herein, NSLN shall undertake the
       -
following  Actions:

- The Board of Directors of NSLN shall unanimously approve and deliver resolutions with respect to (a) approving the Transactions set forth herein; (b) electing five persons to the board of directors of NSLN, and (c) approving a name change of the corporation to "Military Communications Technologies, Inc.".
- NSLN shall undertake a transaction or transactions pursuant to which the company will cancel and have outstanding only Common Stock and no more than 11,939,232 shares of Common Stock.
- NSLN shall forward to Cutler Law Group in escrow a total of 88,060,768 shares (the "Escrowed NSLN Shares"), representing approximately 88% of the fully-diluted shares of NSLN, to be delivered to GIF at the Closing.
- NSLN shall complete conversions, releases or other agreements such that the outstanding liabilities, obligations and other debts, direct or indirect, contingent or existing, shall be no more than $340,000 (the "Outstanding Obligations"). NSLN shall further covenant and agree to use its best efforts to reduce the Outstanding Obligations to a lower dollar amount.

2.     Pre-Closing  Action of GIF.  Immediately upon execution of this Agreement
       --------------------------
and prior to any Closing as set forth herein, GIF shall procure SDRC to undertake the following Action:

- The Board of Directors of SDRC unanimously approving and delivering resolutions with respect to approving the Transactions set forth herein as they affect SDRC.
- The Shareholders of SDRC approving the Transactions contemplated hereby if required.
- The Board of Directors of GIF unanimously approving and delivering resolutions with respect to approving the Transactions set forth herein as they affect GIF.
- The Shareholders of GIF approving the Transactions contemplated hereby if required.

3.     At  the  Closing.
       -----------------

(a) At the Closing, Cutler Law Group shall release the Escrowed NSLN Shares to GIF.

(b) At the Closing, certain NSLN shareholders, as more fully set forth on Exhibit A hereto, shall enter into Lock Up Agreements, similar in nature to conventional Regulation 144 restrictions with NSLN, in the form attached hereto as Exhibit A and incorporated herein by reference.MRCM. Richard Cutler-1502876998Please note that this will need to include a substantial majority of the 11,939,232 shares to make this deal work. The lockup will include not only management, but all finders and others possible. The lockup will provide for "dribble in" share releases based upon price/volume structure in the market. Jon Sawyer will provide a a shareholder list from which this will be derived. Bridgewater will need to discuss this list with us prior to execution. The lockups will certainly also provide that no shares shall be tradeable until we reach 90/10 after the increase in authorized.

(c) At the Closing, NSLN shall provide a Declaration signed by its President under penalty of perjury that the Outstanding Obligations shall be $340,000 or less. Such declaration shall be accompanied by releases, agreements or other documentation which reflects the reduction of the Outstanding Obligations from the liabilities set forth in the Financial Statements to the $340,000 or less amount.

(d) The parties hereto understand and agree that subsequent to the Closing, the parties shall work to reach an agreement, binding under the applicable laws of the United States and the place of incorporation of NSLN (and in compliance with the provisions of the certificate of incorporation and by-laws of NSLN and any relevant provisions of any capital market upon which stock in NSLN is listed), with respect to a subsequent transaction pursuant to which the existing business of NSLN shall be transferred to the prior management of NSLN (all of which is held in NSLN I, Inc., ["NSLN1"] a wholly-owned subsidiary of NSLN) in consideration of and subject to the assumption of the liabilities of such existing business, and adequate undertakingsI and indemnities to meet any liabilities there under from the prior management of NSLN that they are able to meet those liabilities. Prior Management shall provide an Indemnification Agreement with respect to Outstanding Obligations which shall be secured by 1,500,000 shares of NSLN held prior to the Closing. Management acknowledges that such shares shall have been held for not less than 1 year prior to Closing, with the result that they will become freely tradeable in accordance with Rule 144 as a bona fide pledge to secure the prior obligations. The shares securing this Indemnification Agreement shall be released pro-rata upon reduction, whether by payment, release or other agreement, of the Outstanding Obligations.

(e) Subsequent to Closing, NSLN shall cause its shareholders to increase its authorized shares to 200,000,000, and shall immediately thereafter issue a total of 19,293,320 additional shares to GIF (the "Additional NSLN Shares").

4.     Timing  of Closing.  The Closing shall occur upon the satisfaction of the
       ------------------
conditions set forth in this Agreement and upon instructions from the parties hereto to the Escrow Agent. The Closing Date shall occur on December 2, 2002, unless the Escrow Agent receives instructions otherwise from the parties or notice from a party that the conditions set forth herein have not occurred. In the event the Closing does not occur on or before January 31, 2003 (unless otherwise extended in writing by the parties), the Escrow Agent shall return the Escrowed NSLN Shares to NSLN.

5.     Representations  of  NSLN.  NSLN  represents  and  warrants  as  follows:
       --------------------------

(a) Ownership of Shares. As of the Closing Date, GIF will become sole owner of the Escrowed NSLN Shares. Upon completion of approval of the increase in the authorized shares, GIF will become sole owner of the Additional NSLN Shares. The Escrowed NSLN Shares and the Additional NSLN Shares will be free from claims, liens or other encumbrances, except as provided under applicable federal and state securities laws;

(b) Fully paid and Nonassessable. The Escrowed NSLN Shares and (upon increase in the authorized shares) the Additional NSLN Shares constitute duly and validly issued shares of NSLN, and are fully paid and nonassessable, and they further represent that they have the power and the authority to execute this Agreement and to perform the obligations contemplated hereby;

(c) Organization of NSLN; Authorization. NSLN is a corporation duly organized, validly existing and in good standing under the laws of Delaware with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of NSLN and this Agreement constitutes a valid and binding obligation of NSLN; enforceable against it in accordance with its terms. NSLN has one, wholly-owned, subsidiary, NSLN1.

(d) Capitalization. The authorized capital stock of NSLN consists of 100,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of preferred stock. As of the date of this Agreement, NSLN has 19,630,900 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. As of the Closing, NSLN will have no more than 11,939,232 10,000,000 shares of common stock issued and outstanding and no shares of Preferred stock. No shares have otherwise been registered under state or federal securities laws. As of the Closing Date, all of the issued and outstanding shares of common stock of NSLN are validly issued, fully paid and non-assessable and, there is not and as of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of NSLN obligating NSLN to issue any additional shares of common or preferred stock or any of its securities of any kind. NSLN will not issue any shares of capital stock from the date of this Agreement through the Closing Date. NSLN is a "reporting company" in accordance with Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has filed all required and/or appropriate annual, periodic and other reports required under the Exchange Act with the Securities and Exchange Commission. The Common Stock of NSLN is presently listed and trading on the over-the-counter bulletin board under the symbol "NSLN".

(e) Ownership of NSLN Shares. The delivery of certificates provided herein for the Escrowed NSLN Shares will result in GIF's or assigns, as the case may be, immediate acquisition of record and beneficial ownership of the Escrowed NSLN Shares, free and clear of all Encumbrances other than as required by Federal and State securities laws.

(f) No Conflict as to NSLN and Subsidiaries. Neither the execution and delivery of this Agreement nor the consummation of the exchange of the NSLN Shares will (a) violate any provision of the certificate of incorporation or by-laws (or other governing instrument) of NSLN or any of its Subsidiaries or
(b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of NSLN or any of its Subsidiaries under, any material agreement or commitment to which NSLN or any of its Subsidiaries is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of NSLN or any of its Subsidiaries is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to NSLN or any of its Subsidiaries except, in the case of violations, conflicts, defaults, terminations, accelerations or Encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of NSLN and its Subsidiaries, taken as a whole.

(g) Consents and Approvals of Governmental Authorities. Other than a filing under Rule 14f-1, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by NSLN or any of either of their Subsidiaries in connection with the execution, delivery and performance of this Agreement by NSLN or the consummation of the sale of the NSLN Shares.

(h) Other Consents. No consent of any Person is required to be obtained by NSLN to the execution, delivery and performance of this Agreement or the consummation of the sale of the NSLN Shares, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial  condition  of  NSLN.

(i) Financial Statements. NSLN has delivered to SDRC consolidated balance sheets of NSLN and its Subsidiaries as at June 30, 2002, June 30, 2001, and statements of income and changes in financial position for each of the years in the two-year periods then ended, together with the report thereon of NSLN's independent accountants (the "NSLN Audited Financial Statements"). NSLN has also delivered to SDRC unaudited consolidated balance sheets of NSLN and its Subsidiaries as at September 30, 2002 and statements of income and changes in financial position for the three-month period then ended (the "NSLN Unaudited Financial Statement" and, together with the NSLN Audited Financial Statements, the "NSLN Financial Statements"). Such NSLN Financial Statements and notes fairly present the consolidated financial condition and results of operations of NSLN and its Subsidiaries as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted United States accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto, and shall be utilizable in any SEC filing in compliance with Rule 310 of Regulation S-B promulgated under the Securities Act. NSLN has delivered or otherwise made available to SDRC copies of all annual, quarterly and other periodic reports filed by NSLN with the SEC in accordance with the Exchange Act.

(j) Title to Properties. NSLN or one of its Subsidiaries owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the NSLN Financial Statements and all the material properties and assets purchased or otherwise acquired by NSLN or any of its Subsidiaries since the date of the NSLN Financial Statements. All properties and assets reflected in the NSLN Financial Statements are free and clear of all material Encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) mortgages or security interests shown on the NSLN Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of the NSLN Financial Statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (c) as to real property, (i) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of NSLN or any of its Subsidiaries and (ii) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (d) liens for current taxes not yet due. The properties and assets of NSLN and its Subsidiaries include all rights, properties and other assets necessary to permit NSLN and its Subsidiaries to conduct NSLN's business in all material respects in the same manner as it is conducted on the date of this Agreement.

(k) Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by NSLN or its Subsidiaries are, in all respects material to the business or financial condition of NSLN and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used. NSLN has not received notification that it or any of its Subsidiaries is in violation of any applicable building, zoning, anti-pollution, health, safety or other law, ordinance or regulation in respect of its buildings, plants or structures or their operations, which violation is likely to have a material adverse effect on the business or financial condition of NSLN and its Subsidiaries, taken as a whole or which would require a payment by NSLN or any of its subsidiaries in excess of $2,000 in the aggregate, and which has not been cured.

(l) No Condemnation or Expropriation. Neither the whole nor any portion of the property or leaseholds owned or held by NSLN or any of its Subsidiaries is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Body or other Person with or without payment of compensation therefore, which Action is likely to have a material adverse effect on the business or financial condition of NSLN and its Subsidiaries, taken as a whole.

(m) Litigation. Except as set forth on Schedule 5(m) attached hereto, there is no action, suit, inquiry, proceeding or investigation by or before any Court or Governmental body pending or threatened in writing against or involving NSLN or any of its Subsidiaries which is likely to have a material adverse effect on the business or financial condition of NSLN and any of its Subsidiaries, taken as whole, or which would require a payment by NSLN or its subsidiaries in excess of $2,000 in the aggregate or which questions or challenges the validity of this Agreement. Neither NSLN nor any or its Subsidiaries is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of NSLN or any of its Subsidiaries, taken as a whole, or which would require a payment by NSLN or its subsidiaries in excess of $2,000 in the aggregate.

(n) Absence of Certain Changes. Since the date of the NSLN Financial Statements, neither NSLN nor any of its Subsidiaries has:

1. suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of NSLN and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

2. made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

3. other than the NSLN Escrowed Shares, issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

4. organized any new Subsidiary or acquired any Equity Securities of any Person or any equity or ownership interest in any business;

5. borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

6. other than as contemplated herein, paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

7. other than as contemplated herein, prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

8. other than as contemplated herein, cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

9. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

10. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

11. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business,
(ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

12. made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets (other than raw materials and supplies) at a cost in excess of $2,000 in the aggregate;

13. written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000;

14. written down or been required to write down any inventory in an aggregate amount in excess of $ 2,000;

15.     entered  into  any collective bargaining or union contract or agreement;
or

16. other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of NSLN and its subsidiaries taken as a whole.

(o) No Material Adverse Change. Except with respect to an IRS lien for $129,000 which has been filed, since the date of the NSLN Financial Statements, there has not been any material adverse change in the business or financial condition of NSLN and its Subsidiaries taken as a whole. The NSLN SEC filings contain all material information with respect to the business, financial condition and operations of NSLN.

(p) Contracts and Commitments. Neither NSLN nor any of its Subsidiaries is a party to any:

1. Contract or agreement (other than purchase or sales orders entered into in the ordinary course of business) involving any liability on the part of NSLN or one of its Subsidiaries of more than $2,000 and not cancellable by NSLN or the relevant Subsidiary (without liability to NSLN or such Subsidiary) within 60 days. NSLN has delivered to SDRC or the Escrow Agent copies of any and all agreements, arrangements, contracts or other matters relating to NSLN.

2. Lease of personal property involving annual rental payments in excess of $2,000 and not cancellable by NSLN or the relevant Subsidiary (without liability to NSLN or such Subsidiary) within 90 days;

3. Employee bonus, stock option or stock purchase, performance unit, profit-sharing, pension, savings, retirement, health, deferred or incentive compensation, insurance or other material employee benefit plan (as defined in Section 2(3) of ERISA) or program for any of the employees, former employees or retired employees of NSLN or any of its Subsidiaries;

4. Commitment, contract or agreement that is currently expected by the management of NSLN to result in any material loss upon completion or performance thereof;

5. Contract, agreement or commitment that is material to the business of NSLN and its Subsidiaries, taken as a whole, with any officer, employee, agent, consultant, advisor, salesman, sales representative, value added reseller, distributor or dealer; or

6. employment agreement or other similar agreement that contains any severance or termination pay, liabilities or obligations.

All such contracts and agreements are in full force and effect. Neither NSLN nor any or its Subsidiaries is in breach of, in violation of or in default under, any agreement, instrument, indenture, deed of trust, commitment, contract or other obligation of any type to which NSLN or any of its Subsidiaries is a party or is or may be bound that relates to the business of NSLN or any of its Subsidiaries or to which any of the assets or properties of NSLN or any of its Subsidiaries is subject, the effect of which breach, violation or default is likely to materially and adversely affect the business or financial condition of NSLN and its Subsidiaries, taken as a whole.
(q) Labor Relations. Neither NSLN nor any of its Subsidiaries is a party to any collective bargaining agreement. Except for any matter which is not likely to have a material adverse effect on the business or financial condition of NSLN and its Subsidiaries, taken as a whole, (a) NSLN and each of its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice, (b) there is no unfair labor practice complaint against NSLN or any of its Subsidiaries pending before the National Labor Relations Board, (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against NSLN or any of its Subsidiaries,
(d) no representation question exists respecting the employees of NSLN or any of its Subsidiaries, (e) neither NSLN nor any of its Subsidiaries has experienced any strike, work stoppage or other labor difficulty, and (f) no collective bargaining agreement relating to employees of NSLN or any of its Subsidiaries is currently being negotiated.

(r) Employee Benefit Plans. No material employee pension and welfare benefit plans covering employees of NSLN and its Subsidiaries is (1) a multi-employer plan as defined in Section 3(37) of ERISA, or (2) a defined benefit plan as defined in Section 3(35) of ERISA, any listed individual account pension plan is duly qualified as tax exempt under the applicable sections of the Code, each listed benefit plan and related funding arrangement, if any, has been maintained in all material respects in compliance with its terms and the provisions of ERISA and the Code.

(s) Compliance with Law. The operations of NSLN and its Subsidiaries have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of NSLN and its Subsidiaries, taken as a whole, or which would not require a payment by NSLN or its Subsidiaries in excess of $2,000 in the aggregate, or which have been cured. Neither NSLN nor any of its Subsidiaries has received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. NSLN and its Subsidiaries have all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of their businesses, and are not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

(t)     Tax  Matters.  Except  as  set  forth  in  Schedule  5(t):

1. NSLN and each of its Subsidiaries (1) shall file prior to Closing all nonconsolidated and noncombined Tax Returns and all consolidated or combined Tax Returns that include only NSLN and/or its Subsidiaries and not Seller or its other Affiliates (for the purposes of this Section, such tax Returns shall be considered nonconsolidated and noncombined Tax Returns) required to be filed through the date hereof and will have paid any Tax due through the date hereof with respect to the time periods covered by such nonconsolidated and noncombined Tax Returns and shall timely pay any such Taxes required to be paid by it after the date hereof with respect to such Tax Returns and (2) shall prepare and timely file all such nonconsolidated and noncombined Tax Returns required to be filed after the date hereof and through the Closing Date and pay all Taxes required to be paid by it with respect to the periods covered by such Tax Returns; (B) all such Tax Returns filed pursuant to clause (A) after the date hereof shall, in each case, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with such Tax Return most recently filed in the relevant jurisdiction prior to the date hereof, except as otherwise required by law or regulation. Any such Tax Return filed or required to be filed after the date hereof shall not reflect any new elections or the adoption of any new accounting methods or conventions or other similar items, except to the extent such particular reflection or adoption is required to comply with any law or regulation.

2. NSLN represents that prior to Closing, all consolidated or combined Tax Returns (except those described in subparagraph (1) above) required to be filed by any person through the date hereof that are required or permitted to include the income, or reflect the Activities, operations and Transactions, of NSLN or any of its Subsidiaries for any taxable period shall have been timely filed, and the income, activities, operations and Transactions of NSLN and Subsidiaries shall have been properly included and reflected thereon. NSLN shall prepare and file, or cause to be prepared and filed, all such consolidated or combined Tax Returns that are required or permitted to include the income, or reflect the activities, operations and Transactions, of NSLN or any Subsidiary, with respect to any taxable year or the portion thereof ending on or prior to the Closing Date, including, without limitation, NSLN's consolidated federal income tax return for such taxable years. Prior to Closing, NSLN will timely file a consolidated federal income tax return for the taxable year ended December 31, 2001 and such return shall include and reflect the income, activities, operations and Transactions of NSLN and Subsidiaries for the taxable period then ended, and hereby expressly covenants and agrees to file a consolidated federal income tax return, and to include and reflect thereon the income, activities, operations and Transactions of NSLN and Subsidiaries for the taxable period through the Closing Date. All Tax Returns filed pursuant to this subparagraph
(2)  after  the  date  hereof  shall,  in each case, to the extent that such Tax
Returns specifically relate to NSLN or any of its Subsidiaries and do not generally relate to matters affecting other members of NSLN's consolidated group, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with the Tax Return most recently filed in the relevant jurisdictions prior to the date hereof, except as otherwise required by law or regulation. NSLN has paid or will pay all Taxes that may now or hereafter be due with respect to the taxable periods covered by such consolidated or combined Tax Returns.

3. Neither NSLN nor any of its Subsidiaries has agreed, or is required, to make any adjustment (x) under Section 481(a) of the Code by reason of a change in accounting method or otherwise or (y) pursuant to any provision of the Tax Reform Act of 1986, the Revenue Act of 1987 or the Technical and Miscellaneous Revenue Act of 1988.

4. Neither NSLN nor any of its Subsidiaries or any predecessor or Affiliate of the foregoing has, at any time, filed a consent under Section 341(f)(1) of the Code, or agreed under Section 341(f)(3) of the Code, to have the provisions of Section 341(f)(2) of the Code apply to any sale of its stock.

5. There is no (nor has there been any request for an) agreement, waiver or consent providing for an extension of time with respect to the assessment of any Taxes attributable to NSLN or its Subsidiaries, or their assets or operations and no power of attorney granted by NSLN or any of its Subsidiaries with respect to any Tax matter is currently in force.

6. There is no action, suit, proceeding, investigation, audit, claim, demand, deficiency or additional assessment in progress, pending or threatened against or with respect to any Tax attributable to NSLN, its Subsidiaries or their assets or operations.

7. All amounts required to be withheld as of the Closing Date for Taxes or otherwise have been withheld and paid when due to the appropriate agency or authority.

8.     No  property  of NSLN is "tax-exempt use property " within the meaning of
Section 168(h) of the Code nor property that NSLN and/or its Subsidiaries will be required to treat as being owned by another person pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986.

9. There shall be delivered or made available to GIF at or prior to Closing true and complete copies of all income Tax Returns (or with respect to consolidated or combined returns, the portion thereof) and any other Tax Returns requested by the SDRC as may be relevant to NSLN, its Subsidiaries, or their assets or operations for any and all periods ending after December 31, 1998, or for any Tax years which are subject to audit or investigation by any taxing authority or entity.

10. There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of NSLN or its Subsidiaries that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to
Section  280G  or  162  of  the  Code.

(u)     Environmental  Matters.

1. At all times prior to the date hereof, NSLN and its Subsidiaries have complied in all material respects with applicable environmental laws, orders, regulations, rules and ordinances relating to the Properties (as hereinafter defined), the violation of which would have a material adverse effect on the business or financial condition of NSLN and its Subsidiaries, taken as a whole, or which would require a payment by NSLN or its Subsidiaries in excess of $2,000 in the aggregate, and which have been duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of any Governmental Body.

2. The environmental licenses, permits and authorizations that are material to the operations of NSLN and its Subsidiaries, taken as a whole, are in full force and effect.

3. Neither NSLN nor any of its Subsidiaries has released or caused to be released on or about the properties currently owned or leased by NSLN or any of its Subsidiaries (the "Properties") any (i) pollutants, (ii) contaminants, (iii) "Hazardous Substances," as that term is defined in Section 101(14) of the Comprehensive Environmental Response Act, as amended or (iv) "Regulated Substances," as that term in defined in Section 9001 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended, which would be required to be remediated by any governmental agency with jurisdiction over the Properties under the authority of laws, regulations and ordinances as in effect and currently interpreted on the date hereof, which remediation would have a material adverse effect on the business or financial condition of NSLN and its Subsidiaries, taken as a whole.

(v) Absence of Certain Commercial Practices. Neither NSLN nor any of its Subsidiaries has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of NSLN or its Subsidiaries, which NSLN or one of its Subsidiaries knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction; and neither NSLN nor any of its Subsidiaries has participated, directly or indirectly, in any boycotts or other similar practices affecting any of its Actual or potential customers in violation of any applicable law or regulation.

(w) Transactions with Directors and Officers. NSLN and its Subsidiaries do not engage in business with any Person in which any of NSLN's directors or officers has a material equity interest. No director or officer of NSLN owns any property, asset or right, which is material to the business of NSLN and its Subsidiaries, taken as a whole.

(x) Borrowing and Guarantees. NSLN and its Subsidiaries (a) do not have any indebtedness for borrowed money, (b) are not lending or committed to lend any money (except for advances to employees in the ordinary course of business), and
(c) are not guarantors or sureties with respect to the obligations of any Person.

6.Representations  of  Australian  entities GIF and SDRC. GIF and SDRC for their
  ------------------------------------------------------
respective  rights  and  interests  represent  and  warrant  as  follows:
(a) Organization and SDRC; Authorization. SDRC is a corporation duly organized, validly existing and in good standing under the laws of the State of Victoria in the commonwealth of Australia with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate Action of SDRC and this Agreement constitutes a valid and binding obligation; enforceable against in accordance with its terms.

(b) Capitalization SDRC. Under Australian law a company is not incorporated with or required to have an authorized capital and outstanding shares need not have a par value. As of the date of this Agreement, SDRC has an issued capital of one million ordinary shares (similar to common stock). No shares have otherwise been allotted, issued or registered by SDRC . As of the Closing Date, all of the issued and outstanding ordinary shares of SDRC are validly issued, fully paid and non-assessable and, there is not and as of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of SDRC obligating SDRC to issue any additional shares of common or preferred stock or any of its securities of any kind. SDRC will not issue any shares of its capital or other securities convertible into shares or entitling the holder to an issue of shares from the date of this Agreement through the Closing Date.

(c) No Conflict as to SDRC and their Subsidiaries. Neither the execution and delivery of this Agreement nor the consummation of the NSLN Shares transaction will (a) violate any provision of the constitution of SDRC or any of its Subsidiaries or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of SDRC or any of its Subsidiaries under, any material agreement or commitment to which SDRC or any of its Subsidiaries is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of SDRC or any of its Subsidiaries is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to SDRC or any of its Subsidiaries except, in the case of violations, conflicts, defaults, terminations, accelerations or Encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of SDRC and its Subsidiaries, taken as a whole.

(d) Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by SDRC or any of either of their Subsidiaries in connection with the execution, delivery and performance of this Agreement by GIF and SDRC or the consummation of the sale of the SDRC Shares.

(e) Other Consents. No consent of any Person is required to be obtained by GIF or SDRC to the execution, delivery and performance of this Agreement or the consummation of the sale of the SDRC Shares, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of SDRC.

(f) Financial Statements. On or before that date which is fourteen days from the execution of this Agreement, SDRC will deliver to NSLN (i) consolidated balance sheets of SDRC and its Subsidiaries as at October 31st 2002 and statements of income and changes in financial position from the date of inception for the six month period then ended (the "SDRC Unaudited Financial Statements". Such SDRC Financial Statements and notes will fairly present the consolidated financial condition of SDRC and its Subsidiaries as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto, and shall be utilizable in any SEC filing in compliance with Rule 310 of Regulation S-B promulgated under the Securities SDRC.

(g) Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by SDRC or its Subsidiaries are, in all respects material to the business or financial condition of SDRC and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used. SDRC has not received notification that it or any of its Subsidiaries is in violation of any applicable building, zoning, anti-pollution, health, safety or other law, ordinance or regulation in respect of its buildings, plants or structures or their operations, which violation is likely to have a material adverse effect on the business or financial condition of SDRC and its Subsidiaries, taken as a whole or which would require a payment by SDRC or any of its subsidiaries in excess of $2,000 in the aggregate, and which has not been cured

(h) No Condemnation or Expropriation. Neither the whole nor any portion of the property or leaseholds owned or held by SDRC or any of its Subsidiaries is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Body or other Person with or without payment of compensation therefore, which Action is likely to have a material adverse effect on the business or financial condition of SDRC and its Subsidiaries, taken as a whole.

(i)     Litigation.  Except  as  set forth in Schedule 6(i), there is no Action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving SDRC or any of its Subsidiaries which is likely to have a material adverse effect on the business or financial condition of SDRC and any of its Subsidiaries, taken as whole, or which would require a payment by SDRC or its subsidiaries in excess of $2,000 in the aggregate or which questions or challenges the validity of this Agreement. Neither SDRC nor any or its Subsidiaries is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of SDRC or any of its Subsidiaries, taken as a whole, or which would require a payment by SDRC or its subsidiaries in excess of $2,000 in the aggregate.

(j) Absence of Certain Changes. Since the date of the SDRC Financial Statements, neither SDRC nor any of its Subsidiaries has:

1. suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of SDRC and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

2. made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

3. paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

4. prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

5. cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

6. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

7. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

8. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business,
(ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

9. made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets (other than raw materials and supplies) at a cost in excess of $2,000 in the aggregate;

10. written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000;

11. written down or been required to write down any inventory in an aggregate amount in excess of $ 2,000;

12.     entered  into  any collective bargaining or union contract or agreement;
or

13. other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of SDRC and its subsidiaries taken as a whole.

(k) No Material Adverse Change. Since the date of the SDRC Financial Statements, there has not been any material adverse change in the business or financial condition of SDRC and its Subsidiaries taken as a whole.

(l) Labor Relations. Neither SDRC nor any of its Subsidiaries is a party to any collective bargaining agreement. Except for any matter which is not likely to have a material adverse effect on the business or financial condition of SDRC and its Subsidiaries, taken as a whole, (a) SDRC and each of its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice, (b) there is no unfair labor practice complaint against SDRC or any of its Subsidiaries pending before the National Labor Relations Board, (c) there is no labor strike, dispute, slowdown or stoppage Actually pending or threatened against SDRC or any of its Subsidiaries,
(d) no representation question exists respecting the employees of SDRC or any of its Subsidiaries, (e) neither SDRC nor any of its Subsidiaries has experienced any strike, work stoppage or other labor difficulty, and (f) no collective bargaining agreement relating to employees of SDRC or any of its Subsidiaries is currently being negotiated.

(m) Employee Benefit Plans. No material employee pension and welfare benefit plans covering employees of SDRC and its Subsidiaries is (1) a multi-employer plan as defined in Section 3(37) of ERISA, or (2) a defined benefit plan as defined in Section 3(35) of ERISA, any listed individual account pension plan is duly qualified as tax exempt under the applicable sections of the Code, each listed benefit plan and related funding arrangement, if any, has been maintained in all material respects in compliance with its terms and the provisions of ERISA and the Code.

(n) Compliance with Law. The operations of SDRC and its Subsidiaries have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of SDRC and its Subsidiaries, taken as a whole, or which would not require a payment by SDRC or its Subsidiaries in excess of $2,000 in the aggregate, or which have been cured. Neither SDRC nor any of its Subsidiaries has received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. SDRC and its Subsidiaries have all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of their businesses, and are not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

(o) Tax Matters. SDRC and each of its Subsidiaries (1) shall file prior to Closing all appropriate Tax Returns and other taxation filings as required by and in compliance with the Australian Taxation Office, if any such filings or returns are currently required to be submitted at this time, and will have paid any Tax due through the date hereof with respect to the time periods covered by any such Tax Returns and shall timely pay any such Taxes required to be paid by it after the date hereof with respect to such Tax Returns and (2) shall prepare and timely file all such nonconsolidated and noncombined Tax Returns required to be filed after the date hereof and through the Closing Date and pay all Taxes required to be paid by it with respect to the periods covered by such Tax Returns; (B) all such Tax Returns filed pursuant to clause (A) after the date hereof shall, in each case, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with such Tax Return most recently filed in the relevant jurisdiction prior to the date hereof, except as otherwise required by law or regulation.

(p)     Environmental  Matters.

1. At all times prior to the date hereof, SDRC and its Subsidiaries have complied in all material respects with applicable environmental laws, orders, regulations, rules and ordinances relating to the Properties (as hereinafter defined), the violation of which would have a material adverse effect on the business or financial condition of SDRC and its Subsidiaries, taken as a whole, or which would require a payment by SDRC or its Subsidiaries in excess of $2,000 in the aggregate, and which have been duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of any Governmental Body.

2. The environmental licenses, permits and authorizations that are material to the operations of SDRC and its Subsidiaries, taken as a whole, are in full force and effect.

(q) Organization of GIF; Authorization. GIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Victoria in the commonwealth of Australia with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate Action of GIF and this Agreement constitutes a valid and binding obligation of GIF; enforceable against it in accordance with its terms.

(r) No Conflict as to GIF and Subsidiaries. Neither the execution and delivery of this Agreement nor the consummation of the sale of the NSLN Shares will (a) violate any provision of the constitution of GIF or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of GIF under, any material agreement or commitment to which GIF is a party or by which any of its property or assets is bound, or to which any of the property or assets of GIF is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to GIF except, in the case of violations, conflicts, defaults, terminations, accelerations or Encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of GIF, taken as a whole.
(s) Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by GIF in connection with the execution, delivery and performance of this Agreement by GIF or by SDRC.
(t) Other Consents. No consent of any Person is required to be obtained by GIF to the execution, delivery and performance of this Agreement.
(u) Litigation. There is no Action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving GIF.

7.     Prohibited  Acts.  Except  as  otherwise expressly set forth herein, NSLN
       ----------------
shall  not  do  any  of  the  following  things  prior  to  the  Closing  Date:

(a) Declare or pay any dividends or other distributions on its stock or purchase or redeem any of its stock; or

(b) Issue any stock or other securities, including any rights or options to purchase or otherwise acquire any of its stock, and shall not issue any notes or other evidences of indebtedness.

(c) Enter into any agreements or contracts binding NSLN with respect to any matters.

8.     Resignation  of Officers and Directors of NSLN.  Immediately prior to the
       -----------------------------------------------
Closing Date, the directors of NSLN shall appoint five new directors designated by GIF. Also immediately prior to the Closing, all officers and all directors of NSLN will submit their resignations as officers and directors of NSLN, but shall remain as officers and directors of NSLN1. The newly appointed directors will appoint new management as directed by GIF and SDRC so as to effect an orderly change of control.

9.     Conditions  to  the  Obligations  of  GIF  and  SDRC.
       -----------------------------------------------------

(a) The obligations of GIF and SDRC to consummate the Transactions contemplated by this Agreement are subject to the fulfilment, at or before the Closing Date of the following further conditions: (i) each of the representations and warranties of the NSLN contained in this Agreement, or in any written statement, exhibit, addendum, financial statement or schedule or other document delivered pursuant hereto or in connection with the Transactions contemplated hereby shall be true in all respects as at the Closing Date, as required specifically herein, as if then made (except to the extent waived hereunder or as affected by the transactions contemplated hereby); (ii) NSLN shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to at the Closing Date and SDRC shall have been furnished with a certificate of the President and Treasurer of NSLN dated the Closing Date certifying in such details as SDRC may reasonably request to the fulfilment of such conditions; and
(iii) all documents and proceedings of NSLN and SDRC in connection with the Transactions contemplated hereby shall have been approved as to form and substance by SDRC and its legal counsel.

(b) All of the representations and warranties of NSLN contained in this Agreement, or any exhibit thereto shall have been acknowledged by NSLN and shall be true in all material respects on the Closing Date as if then made. All such representations and warranties shall survive the Closing Date of this transaction.

(c) GIF and SDRC shall have completed to its reasonable satisfaction a due diligence investigation of the books, records, assets and properties of NSLN and shall not have found anything which would adversely impact on the financial condition, operations or status of NSLN.

10.     Conditions  to  the  Obligations  of  NSLN.
---     -------------------------------------------

(a) The obligations of NSLN to consummate the Transactions contemplated by this Agreement are subject to the fulfilment, at or before the Closing Date, of the following further conditions; (i) each of the representations and warranties of SDRC contained in this Agreement or in any written statement, exhibit, addendum, financial statement or schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true in all respects as at the Closing Date, as if then made (except to the extent waived hereunder or as affected by the transactions contemplated hereby); and
(ii) SDRC shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to the Closing Date.

11.     Notices.     Any  notice  which  any of the parties hereto may desire to
        -------
serve upon any of the other parties hereto shall be in writing and shall be conclusively deemed to have been received by the party at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

If  to  NSLN                 NetSalon  Corporatio
                             2000  Main  Street,  Suite  202
                             Fort  Myers,  Florida  33901
                             Attn:

     If  to  SDRC  or  GIF:  Global  Investments  Fund  Pty  Ltd:  C/-
                             SDR Communications Technologies Pty ltd
                             341  Queen  Street,  Level  9
                             Melbourne,  Victoria
                             Australia  3000
                             Attn:  Roger  May
            Copy  to:
                             Cutler  Law  Group
                             3206  West  Wimbledon  Drive
                             Augusta,  GA  30909
                             Attn.  M.  Richard  Cutler,  Esq.

12.     Successors.     This  Agreement  shall  be binding upon and inure to the
        ----------
benefit of the heirs, personal representatives and successors and assigns of the parties.

13.     Choice  of  Law.     This  Agreement  shall be construed and enforced in
        ---------------
accordance with the laws of the State of Florida, or in accordance with laws of any other State of domicile that the corporation may be re-incorporated in after the closing of this transaction.

14.     Counterparts.     This  Agreement  may  be  signed  in  one  or  more
        ------------
counterparts,  all of which taken together shall constitute an entire agreement.
        --

15.     Confidential  Information.  Each  of  NSLN  and  GIF  and  SDRC  hereby
        -------------------------
acknowledges and agrees that all information disclosed to each other whether written or oral, relating to the other's business Activities, its customer names, addresses, all operating plans, information relating to its existing services, new or envisioned products or services and the development thereof, scientific, engineering, or technical information relating to the others business, marketing or product promotional material, including brochures, product literature, plan sheets, and any and all reports generated to customers, with regard to customers, unpublished list of names, and all information relating to order processing, pricing, cost and quotations, and any and all information relating to relationships with customers, is considered confidential information, and is proprietary to, and is considered the invaluable trade secret of such party (collectively "Confidential Information"). Any disclosure of any Confidential Information by any party hereto, its employees, or representatives shall cause immediate, substantial, and irreparable harm and loss to the other. Each party understands that the other desires to keep such Confidential Information in the strictest confidence, and that such party's agreement to do so is a continuing condition of the receipt and possession of Confidential Information, and a material provision of this agreement, and a condition that shall survive the termination of this Agreement. Consequently, each party shall use Confidential Information for the sole purpose of performing its obligations as provided herein.

16.     Public  Announcement.  The  parties  shall  make  no public announcement
        --------------------
concerning this agreement, their discussions or any other letters, memos or agreements between the parties relating to this agreement until such time as they agree to the contents of a mutually satisfactory press release which they intend to release on the date of execution of this Agreement. Either of the parties, but only after reasonable consultation with the other, may make disclosure if required under applicable law.

17.     Entire Agreement.  This Agreement, together with the Exchange Agreement,
        ----------------
sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the Transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

18.     Attorney's  Fees.  Should any Action be commenced between the parties to
        -----------------
this Agreement concerning the matters set forth in this Agreement or the right and duties of either in relation thereto, the prevailing party in such Action shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its Attorney's Fees and Costs.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

For  and  on  behalf  of:     NETSALON  CORPORATION
                    a  Delaware  corporation




                    By:__________________________
                    Its:  Lance  Perry,  ____________


For  and  on  behalf  of:     GLOBAL  INVESTMENTS  FUND  PTY  LTD
                    an  Australian  corporation





By:-----------------------------------------__________________________
                    Its:  Peter  Douros,  Director

EXHIBIT  A     LOCK  UP  AGREEMENT  AND  LIST  OF  PARTIES  SUBJECT  TO  LOCKUP
EXHIBIT  B
SCHEDULES:
Schedule  5(m)
Schedule  5(t)
Balance  Sheet  of  NSLN
Balance  Sheet  of  SDRC